Wave Life Sciences Corporate Presentation September 10, 2021 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading genetic medicines company

INNOVATIVE PLATFORM

- Stereopure oligonucleotides
- Novel backbone modifications (PN chemistry)
- Allele-selectivity
- Multiple modalities (silencing, splicing, ADAR editing)
- Strong IP position[1]

FOUNDATION OF NEUROLOGY PROGRAMS

- ALS / FTD
- Huntington's disease
- Neuromuscular diseases
- Ataxias
- Parkinson's disease
- Alzheimer's disease

PRISM™

Wave's discovery and drug development platform

CLINICAL DEVELOPMENT EXPERTISE

- Multiple global clinical trials
- Innovative trial designs

MANUFACTURING

- Established internal manufacturing capabilities to produce oligonucleotides at scale

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia
[1]stereopure oligonucleotides and novel backbone chemistry modifications

WAVE™ LIFE SCIENCES

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Robust portfolio of stereopure, PN-modified oligonucleotides

THERAPEUTIC AREA / TARGET	DISCOVERY	PRECLINICAL	CLINICAL	PARTNER
NEUROLOGY				
ALS and FTD C9orf72			WVE-004 (FOCUS-C9)	
Huntington's disease mHTT SNP3			WVE-003 (SELECT-HD)	Takeda 50:50 option
SCA3 ATXN3				
CNS diseases Multiple†				Takeda milestones & royalties
DMD Exon 53			WVE-N531	100% global
ADAR editing Multiple				
HEPATIC				
AATD (ADAR editing) SERPINA1				100% global
OPHTHALMOLOGY				
Retinal diseases USH2A and RhoP23H				100% global

WAVE LIFE SCIENCES

†During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency

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WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD

Hexanucleotide (G_4C_2)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD


C9orf72
Typically 100's-
1000's of GGGGCC
repeats

Different manifestations across a clinical spectrum

Amyotrophic Lateral Sclerosis (ALS)

- Fatal neurodegenerative disease
- Progressive degeneration of motor neurons in brain and spinal cord
- C9-specific ALS: ~2,000 patients in US

Frontotemporal Dementia (FTD)

- Progressive neuronal degeneration in frontal / temporal cortices
- Personality and behavioral changes, gradual impairment of language skills
- C9-specific FTD: ~10,000 patients in US

Including patients with C9-associated disease across phenotypes

WAVE LIFE SCIENCES

Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998

6

C9orf72 repeat expansions: Mechanisms of cellular toxicity in ALS and FTD C9-ALS and C9-FTD may be caused by multiple factors: Insufficient levels of C9orf72 protein Accumulation of repeat-containing RNA transcripts Accumulation of aberrantly translated DPR proteins Recent evidence suggests lowering C9orf72 protein exacerbates DPR-dependent toxicity Sources: Gitler et al, Brain Research, September 2016. Zhu et al, Nature Neuroscience, May 2020 Targeted by Wave ASOs Variant-selective targeting could address multiple potential drivers of toxicity Neuro C9orf72

Neuro C9orf72

WVE-004 selectively targets repeat-containing transcripts to address multiple drivers of toxicity

- C9orf72 protein is important for normal regulation of neuronal function and the immune system
- WVE-004 targets hexanucleotide repeat containing transcript variants that lead to loss of normal C9orf72 function and production of pathological mRNA products and toxic dipeptide repeat (DPR) proteins
- Poly-GP is an important DPR transcribed from sense and antisense toxic mRNA transcripts
- Poly-GP is a sensitive biomarker of target engagement and reductions of mRNA transcripts and other toxic proteins by WVE-004
- Neurofilament Light-Chain (NfL) measurements will provide important insight into potential for neuroprotection


pre-mRNA variants
Pathological mRNA products
Disease-contributing factors
Repeat-containing transcripts
V1
V3
V2
Mis-spliced V1/V3
Stabilized intron1
RNA foci
DPRs
Reduced by WVE-004
GGGGCC expansion
Accessible target for variant selectivity

Liu et al, Nature Communications, 2021

WAVE LIFE SCIENCES

8

Neuro C9orf72

PN backbone chemistry modifications: Improved potency among C9orf72-targeting oligonucleotides *in vivo*


Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
100
75
50
25
0
0.3
1.0
3.0
10.0
Exposure (µg/g)
C9orf72 compounds
PS/PO backbone
PS/PO/PN backbone

Mice received 2 x 50 ug ICV doses on days 0 & 7; mRNA from spinal cord and cortex quantified by PCR (Taqman assay) 8 weeks later. Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis.

9

WVE-004: Potent and selective knockdown of repeat-containing transcripts in vitro V3 Dose (μM) All V WVE-004 NTC Dose (μM) In vitro activity in C9 patient-derived neurons WVE-004 NTC Dose (μM) IC50:201.7nM In vitro selectivity in C9 patient-derived neurons C9 patient-derived motor neurons were treated with C9orf72 candidate and NTC under gymnotic conditions up to 10uM. Taqman qPCR assays were used to evaluating V3 and all V transcripts. NTC- non-targeting control. Relative fold change C9orf72 V3/HPRT1 1.5 1.0 0.5 0.0 0.001 0.01 0.1 1 10 Relative fold change C9orf72 V3/HPRT1 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 0.016 0.08 0.4 2 10 1.5 1.0 0.5 0.0 1.5 1.0 0.5 0.0 Relative fold change C9orf72/HPRT1 Neuro C9orf72

* *** ** *** Spinal cord Relative Poly-GP levels (normalized to PBS) Cortex >90% knockdown of Poly-GP DPR protein Two doses of WVE-004 Six months >80% knockdown of Poly-GP DPR protein Relative Poly-GP levels (normalized to PBS) p≤0.0001 Full results presented at the 31st International Symposium on ALS/ MND (December 2020); 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by Poly-GP MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein Weeks Weeks PBS Poly-GP DPR Oligonucleotide concentration WVE-004: WVE-004: C9orf72 protein unchanged at 6 months ns ug of oligo / g of tissue ug of oligo / g of tissue ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS WVE-004 PBS Durable reduction in vivo of Poly-GP in spinal cord and cortex after 6 months Preclinical in vivo results: Neuro C9orf72

Single-ascending dose (SAD) Multi-ascending dose (MAD) Phase 1b/2a global, multicenter, randomized, double-blind, placebo-controlled trial Dose escalation and MAD dosing frequency guided by independent committee Safety and tolerability Primary objectives Plasma and CSF PK profile PolyGP in CSF Secondary objectives Biomarkers: p75NTRECD in urine NfL in CSF Clinical endpoints: ALSFRS-R CDR-FTDLD Exploratory objectives Day 1-3 15 29 57 85 Dose q Biomarker Samples l l l l l Clinical Evaluations l l l l Week 1 4 8 12 16 20 24 l l l l l l l l l l l l l l FOCUS-C9: Adaptive trial designed to assess target engagement and adjust dosing throughout the study Proceed to MAD FVC HHD Cohort 1 Cohort 4 Cohort 2 Cohort 3 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Dose Level Monthly or less frequent Adaptive cohorts Neuro C9orf72

WVE-003 Huntington’s Disease

Healthy individual Huntington’s disease mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD Wild-type HTT is critical for normal neuronal function Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein Huntington’s disease affects entire brain Monogenic autosomal dominant genetic disease; fully penetrant Characterized by cognitive decline, psychiatric illness, and chorea; fatal disease Stresses wtHTT Stresses wtHTT mHTT + ~50% decrease in wtHTT Healthy CNS function Synaptic dysfunction | Cell death | Neurodegeneration Loss of wtHTT functions Neuro HD

Neuro HD

HD: Wild-type HTT is a critical protein for important functions in the central nervous system

NEURON



Promotes neuronal survival by protecting against stress (e.g., excitotoxicity, oxidative stress, toxic mHTT aggregates)[1-8]

SYNAPSE



Plays an essential role in the transport of synaptic proteins—including neurotransmitters and receptors—to their correct location at synapses[9-12]

BRAIN CIRCUITS



Supplies BDNF to the striatum to ensure neuronal survival[13-16]

Regulates synaptic plasticity, which underlies learning and memory[17-22]

CSF CIRCULATION



Plays a critical role in formation and function of cilia—sensory organelles that control the flow of CSF—which are needed to clear catabolites and maintain homeostasis[23]

WAVE LIFE SCIENCES

BDNF, brain-derived neurotrophic factor; CSF, cerebrospinal fluid; mHTT, mutant huntingtin protein. Sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

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Neuro HD

HTT provides BDNF, a growth factor critical for survival of striatal neurons


Cerebral cortex
Corticostriatal circuits
Striatum
From the cerebral cortex
Microtubule
HTT
BDNF-containing vesicle
To the striatum

Striatal neurons do not produce BDNF, but they need it to survive[1]

HTT promotes the production of BDNF and transports BDNF from the **cortex** to the striatum[2,3]

In HD, decreased levels of BDNF contribute to degeneration of corticostriatal circuits[2,4,5]

Reduction of wtHTT may decrease the availability of BDNF and accelerate corticostriatal degeneration[6]

WAVE LIFE SCIENCES

BDNF, brain-derived neurotrophic factor; HD, Huntington's disease; HTT, huntingtin protein.

1. Altar CA, Cai N, Bliven T, et al. *Nature*. 1997;389(6653):856-860. 2. Zuccato C, Ciammola A, Rigamonti D, et al. *Science*. 2001;293(5529):493-498. 3. Gauthier LR, Charrin BC, Borrell-Pagès M, et al. *Cell*. 2004;118(1):127-138. 4. Ferrer I, Goutan E, Marín C, et al. *Brain Res*. 2000;866(1-2):257-261. 5. Baquet ZC, Gorski JA, Jones KR. *J Neurosci*. 2004;24(17):4250-4258. 6. Cattaneo E, et al. *Nat Rev Neurosci*. 2005;6(12):919-930.

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Target mutant mRNA HTT transcript to reduce mutant HTT protein Preserve wild-type HTT protein reservoir in brain Allele-selective approach to treating HD Wave has only allele-selective clinical program in Huntington’s disease Only an allele-selective approach is designed to address both toxic gain of function and toxic loss of function drivers of HD Stresses wtHTT mHTT + Reduce Preserve Neuro HD

Neuro HD

Allele-selective approach to treating HD

~40% of HD Patients Carry SNP3


SNP3
mHTT
CAGCAGCAGCAGCAG
expanded
CAG repeat

Allele-selective Treatments Have Potential to Benefit Many of Those At-risk of HD


~30,000 people with manifest HD in US
~200,000 people at-risk of developing HD in US
: 2000 patients

Personalized approach to wtHTT sparing opens possibility of early treatment

WAVE LIFE SCIENCES

[1] Claassen et al. Neurol Genet Jun 2020; Carroll et al. Mol Ther. 2011 Dec; HDSA.org

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Nature publication contributes to weight of evidence on importance of wild-type huntingtin Source: Poplawski et al., Nature, April 2019 Htt: Huntingtin protein Conditional knock-out of Htt in 4-month old mice (post-neuronal development) Results suggest that: Htt plays a central role in the regenerating transcriptome (potentially influencing genes such as NFKB, STAT3, BDNF) Htt is essential for regeneration Indeed, conditional gene deletion showed that Htt is required for neuronal repair. Throughout life, neuronal maintenance and repair are essential to support adequate cellular functioning Neuro HD

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models Selectively reduces mHTT mRNA in HD iPSC neurons in vitro Results from ND50036 iPSC-derived medium spiny neurons. Total HTT knockdown quantified by qPCR and normalized to HPRT1 Oligonucleotide or PBS [100 μg ICV injections through a cannula on days 1, 3, and 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted).  HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline Similar results in cortex Pan-silencing reference compound WVE-003 PBS Weeks *** **** **** **** **** **** Pan-silencing reference compound WVE-003 Percentage HTT mRNA Remaining Durable striatal mHTT knockdown for 12 weeks in  BACHD mouse model Neuro HD Incorporates PN backbone chemistry modifications

Neuro HD

WVE-003: *In vivo* studies support distribution to cortex and striatum in BACHD and NHPs

BACHD model

Achieved maximum mHTT knockdown of 70-75% in **cortex** and **striatum** with ~50% knockdown persisting for at least 3 months with WVE-003

NHP

Achieved sufficient concentrations of WVE-003 in **cortex** and **striatum** for target engagement

Human

Anticipated mHTT knockdown in **cortex** and **striatum** based on PK-PD modeling

Clinical starting dose of WVE-003 informed by PK-PD modeling

WAVE LIFE SCIENCES

PK: pharmacokinetic PD: pharmacodynamic IC_{50}: the concentration of observed half of the maximal effect mHTT: mutant huntingtin protein

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Single-ascending dose (SAD) Multi-ascending dose (MAD) Day 1-3 15 29 57 85 Dose q Biomarker Samples l l l l l Clinical Evaluations l l Week 1 2 4 8 12 16 20 24 l l l l l l l l l l l Phase 1b/2a global, multicenter, randomized, double-blind, placebo-controlled trial Safety and tolerability Primary objectives Plasma PK profile CSF exposure Secondary objectives Biomarkers: mHTT wtHTT NfL Clinical endpoints: UHDRS Exploratory objectives Dose escalation and MAD dosing frequency guided by independent committee mHTT: mutant huntingtin; wtHTT: wild-type huntingtin; NfL: neurofilament light Monthly or less frequent SELECT-HD: Adaptive trial designed to assess target engagement and adjust dosing throughout the study Proceed to MAD Cohort 1 Cohort 4 Cohort 2 Cohort 3 Cohort 1 Cohort 2 Cohort 3 Cohort 4 Dose Level Adaptive cohorts Neuro HD

Neuro HD

Assessment of wild-type protein in CSF

Depletion of mutant HTT key to ability to measure wild-type HTT protein


CSF
sample
Total HTT
Add polyQ Ab
magnetic beads to
CSF sample
Deplete
mutant HTT
Wild-type HTT
polyQ Ab magnetic beads
Biotin polyQ Ab (MW1)
Magnetic streptavidin
beads
Wild-type huntingtin protein
Mutant huntingtin protein

WAVE LIFE SCIENCES

Ab: antibody CSF: cerebrospinal fluid HTT: huntingtin protein MW1: Wild et al. JCI 2015

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WVE-N531 Duchenne muscular dystrophy

100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) Dramatic increase in effect in dKO mouse model with stereopure ASO with PN-modified backbone versus stereopure compound with PS/PO modifications dKO; double knockout mice lack dystrophin and utrophin protein. mdx mice lack dystrophin. Left: Mice with severe disease were euthanized. dKO: PS/PO/PN 150 mg/kg n= 8 (p=0.0018); PS/PO/PN 75 mg/kg n=9 (p=0.00005); PS/PO n=9 (p=0.0024), PBS n=12 Stats: Chi square analysis with pairwise comparisons to PBS using log-rank test PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Neuro DMD

WVE-N531: First splicing candidate to use PN chemistry Duchenne muscular dystrophy Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function. Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established. Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide. Western Blot normalized to primary healthy human myoblast lysate Dystrophin protein restoration of up to 71% in vitro Neuro DMD

Clinical trial of WVE-N531 underway Unmet need in DMD remains high Open-label clinical trial of up to 15 boys with DMD amenable to exon 53 skipping Powered to evaluate change in dystrophin production Includes assessment of drug concentration in muscle and initial safety Study planned for every-other-week administration  Potential to apply PN chemistry to other exons if successful Dose escalation and frequency guided by independent committee DMD: Duchenne muscular dystrophy Neuro DMD

Wave’s discovery and drug development platform

Silencing & splicing capabilities PN backbone chemistry modifications In vivo target engagement, including NHP ADAR editing capability Learnings of first-generation programs Establish PK/PD and toxicology relationships Novel in vivo models Stereopure oligonucleotides Rational drug design: Evolution of PRISM platform Addressing the reality of stereochemistry Choosing to control for stereochemistry enables Wave to apply principles of rational drug design to oligonucleotides First generation programs Next generation of Wave

PRISM™

Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities

DESIGN

Unique ability to construct stereopure oligonucleotides with one defined and consistent profile



Sequence
Chemistry
Stereochemistry

OPTIMIZE

A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties

Through iterative analysis of *in vitro* and *in vivo* outcomes and machine learning-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles

Multiple modalities
Silencing | Splicing | ADAR editing

WAVE™ LIFE SCIENCES
30

PRISM platform enables rational drug design

Sequence

B: bases

A, T, C, mC, G, U,
other modified bases

Stereochemistry

Chiral control of
any stereocenter

5′ modifications,
backbone modifications



Sequence
Chemistry
Stereochemistry

Chemistry

R: 2′ modifications

OMe, MOE, F,
other modifications

X: backbone chemistry

PO, PS, PN



5'
B
O
3'
2'
X
P
R
5'
B
3'
2'
R

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Expanding repertoire of backbone modifications with novel PN backbone chemistry

Backbone linkages

	PO	PS	PN
Backbone modification (X)	Phosphodiester 	Phosphorothioate 	Phosphoramidate diester 
Stereochemistry	Not chiral	Chiral (Stereorandom; PS backbone *Rp*; PS backbone *Sp*)	Chiral (PN backbone Stereorandom; PN backbone *Rp*; PN backbone *Sp*)
Charge	Negative	Negative	Neutral
Depiction			
PRISM backbone modifications	PO/PS	PO/PS	
	PO/PS/PN	PO/PS/PN	PO/PS/PN



Phosphoryl guanidine x-ray structure

Molecule structure illustrative of backbone modification patterns

32

PN chemistry increases potency in silencing, splicing, and editing in preclinical studies

Silencing

Target knockdown (% remaining)


Improved knockdown

Ranked by potency of reference PS/PO compound

Splicing

% Skipping


80
60
40
20
0
20
40
60
Improved skipping

Ranked by potency of reference PS/PO compound

● PS/PO reference compound ● PS/PN modified compound

Editing

% Editing


100
80
60
40
20
0
10^{-8}
10^{-6}
10^{-4}
10^{-2}
10^{0}
10^{2}
Concentration (μM)
Improved editing
PS/PO/PN
PS/PO (Stereopure)
PS/PO (Stereorandom)

WAVE LIFE SCIENCES

Presented at Analyst & Investor Research Webcast on August 25, 2020; Right: Data from independent experiments

PRISM

33

Lead program in Takeda collaboration reinforces potential of PN chemistry in the CNS

Substantial and widespread target mRNA reduction following single intrathecal dose in NHPs


Target mRNA knockdown 28 days post-dose (WVE-005)
Remaining mRNA (%) (relative to control)
150
100
50
0
Control
Lumbar
Cervical
Cortex
Hippocampus

- Single IT dose of 12 mg (n=3)
- Therapeutic candidate widely distributed across brain and spinal cord
- ~90% mRNA knockdown one-month following single dose

NHPs: Non-human primates; IT: intrathecal
NHPs were administered 12 mg on day 1 via IT bolus injection; tissue samples were collected from 3 NHPs at 28 days post-dose.
WVE-005 is lead program in Takeda collaboration for an undisclosed CNS target

34

PRISM enables optimal placement of backbone stereochemistry

Crystal structure confirms phosphate-binding pocket of RNase H binds 3'-SSR-5' motif in stereopure oligonucleotide – supports design strategy for Wave oligonucleotides


Target RNA
Stereopure Oligonucleotide
(C9orf72 compound)
+
+
RNase H
RNA
cleavage site
Phosphate
binding pocket
RNase H1
Phosphate Binding
Pocket
R179
I239
N240
W225
Sp
Sp
Rp
T181
S223
3'
5'
ASO
RNA
Scissile
Phosphate
ASO/RNA duplex
Yellow spheres represent 'S' atoms

35

Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

ADAR editing Platform capability and Alpha-1 antitrypsin deficiency

PRISM platform has unlocked ADAR editing A-to-I editing is one of most common post-transcriptional modifications ADAR is ubiquitously expressed across tissues, including liver and CNS ADAR Target RNA I(G) A Edited RNA Oligonucleotide establishes double-stranded RNA complex Oligonucleotide Modification Delivery A: adenosine; I: inosine; G: guanosine; Nishikura, K. A-to-I editing of coding and non-coding RNAs by ADARs. Nat. Rev. Mol. Cell Biol. 2016; Picardi, E. et al. Profiling RNA editing in human tissues: towards the inosinome Atlas. Scientific reports 5, 14941, doi:10.1038/srep14941 (2015). ADAR editing

PRISM enables practical approach to RNA editing without need for viruses or exogenous protein Intracellular Extracellular space Endogenous ADAR Unedited RNA Wave ADAR-editing Oligonucleotides Exogenous ADAR or other base editors Edited RNA Protein release/ expression Delivery vehicles Alternative Base-Editing Systems Edited RNA Genetic construct or foreign protein ADAR editing

Wave platform Fully chemically modified to increase stability in vivo Chirally-controlled backbone to maximize in vitro activity PN backbone chemistry modification improves editing efficiency No requirement for AAV / nanoparticles GalNAc-conjugated for targeted delivery into liver Avoids permanent off-target DNA edits No immunogenicity from exogenous proteins Reduced off-target effects Advantages of Wave ADAR editing platform Sources: Chen Biochemistry 2019 Chemically modified Simplified delivery Endogenous ADAR ADAR editing

ADAR editing

ADAR amenable diseases represent a sizeable opportunity

Potentially pathogenic human SNPs by base pair corrections


A-to-C
C-to-A
A-to-T
C-to-G
C-to-T
A-to-G
~48%

>32,000 potentially pathogenic human SNPs[2]

- Nearly half of known human SNPs associated with disease are G-to-A mutations
- A-to-I(G) editing could target tens of thousands of potential disease variants[1]

WAVE LIFE SCIENCES

SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine
[1]ClinVar database [2]Gaudeli NM et al. *Nature* (2017).

PRISM

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RNA editing opens many new therapeutic applications Fix nonsense and missense mutations that cannot be splice-corrected Remove stop mutations Prevent protein misfolding and aggregation Alter protein processing (e.g. protease cleavage sites) Protein-protein interactions domains Modulate signaling pathways miRNA target site modification Modifying upstream ORFs Modification of ubiquitination sites Restore protein function Recessive or dominant genetically defined diseases Modify protein function Ion channel permeability Protein upregulation Haploinsufficient diseases Examples: Examples: Examples: ADAR editing

Significant ADAR editing demonstrated in vitro in NHP and primary human hepatocytes NHP: non-human primate; ACTB: Beta-actin; nd= not determined Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR. In vitro dose-response human hepatocytes In vitro dose-response NHP hepatocytes % Editing % Editing ACTB 1 ACTB 2 ACTB 3 ACTB 1 ACTB 2 ACTB 3 ACTB GalNAc-conjugated oligonucleotides with stereopure PN backbone chemistry modifications ADAR editing

ADAR editing

Efficient ADAR editing translated *in vivo* in non-human primate study

- Up to 50% editing efficiency observed at Day 7, 2 days post last dose
- Substantial and durable editing out to at least Day 50, 45 days post last dose

In vivo editing in NHP following subcutaneous administration


100
75
50
25
0
% Editing
2 days post last dose
45 days post last dose
ACTB 1
ACTB 2
ACTB 3

Oligonucleotide quantification in NHP following subcutaneous administration


1200
1000
800
600
400
200
0
µg of oligonucleotide per gram of tissue
2 days post last dose
45 days post last dose
Untreated (pre dose)
ACTB 1
ACTB 2
ACTB 3

NHP: non-human primate; ACTB: Beta-actin; Left: 5mg/kg SC: Day 1,2,3,4,5; Liver Biopsy for mRNA (ACTB Editing) & eASO Exposure: Day 7

WAVE LIFE SCIENCES
44

ADAR editing

Wave ADAR editing oligonucleotides are highly specific

RNA editing within ACTB transcript (human hepatocytes)



C
0%
T
100%
Mock
Editing oligonucleotide
C
53.8%
T
46.2%
Coverage
Genome coordinates
ACTB
Editing site

RNA editing within transcriptome (human hepatocytes)



ACTB
Confidence (LOD score)
% Editing

WAVE LIFE SCIENCES

Human hepatocytes were dosed with 1um oligonucleotide, 48 hours later RNA was collected and sent for RNA sequencing. RNAseq conducted using strand-specific libraries to quantify on-target ACTB editing and off-target editing in primary human hepatocytes; plotted circles represent sites with LOD>3

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ADAR editing

Multiple opportunities for ADAR editing in neurology


ACTB editing in iCell Neurons
% Editing
Concentration (μM)
Compound 1 (PS / PN)
Compound 2 (PS / PN)
Compound 3 (PS / PN)


ACTB editing in human iCell Astrocytes
% Editing
Concentration (μM)

EC50: ~200-250nM


In vivo CNS editing in proprietary hADAR transgenic mouse (1 week)
% Editing UGP2
Editing oligonucleotide (100 μg)
PBS
Cortex
Hippocampus
Striatum
Brain stem
Cerebellum
Spinal cord

Gymnotic uptake; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing

hADAR: human ADAR; UGP2: Glucose Pyrophosphorylase 2; 5 mice in each group were injected with PBS or a single 100uG dose on day 0. Animals were necropsied on day 7. RNA was harvested and editing measured by Sanger sequencing.

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AATD

Leading RNA editing program provides optimal approach for treatment of AATD

1) Restore circulating, functional wild-type M-AAT

2) Reduce Z-AAT protein aggregation in liver

3) Retain M-AAT physiological regulation


Z-AAT

M-AAT reaches lungs to protect from proteases

Wild-type M-AAT protein replaces Z-AAT with RNA correction

M-AAT secretion into bloodstream

Risk of disease

Genotype	Risk
Null *(no AAT)*	**Highest risk** *(lung)*
PI*ZZ	**High** *(lung + liver)*
PI*SZ	
PI*MZ	**Low**
PI*MM	**Normal**

Wave ADAR editing approach addresses all goals of treatment

GalNAc-conjugated for subcutaneous delivery

~200K people in US and EU with mutation in *SERPINA1* Z allele (PI*ZZ)

WAVE™ LIFE SCIENCES

AAT: Alpha-1 antitrypsin; Sources: Strnad 2020; Blanco 2017

47

AAT Protein ng/ml SA1-1 NT SA1-2 % Z allele mRNA editing SA1-1 NT SA1-2 Focused on restoring wild-type M-AAT in vivo AATD: Alpha-1 antitrypsin deficiency, Z-AAT: mutated protein, M-AAT: wild-type human AAT protein In vivo proof of concept In vitro proof of concept SERPINA1 Z allele mRNA editing AAT protein concentration in media 3-Fold increase AATD

AATD

Achieving 40% editing of Z allele mRNA at initial timepoint

SERPINA1 Z allele mRNA editing levels nearing correction to heterozygote (MZ)


in vivo Z allele mRNA editing in
SERPINA1-Pi*Z/huADAR mouse
%Editing
(Mean,s.e.m.)
50
40
30
20
10
0
****
****
PBS
UGP2
NTC
SA1 - 3
SA1 - 4

- GalNAc-conjugated compounds
- Up to 40% editing of Z allele mRNA in liver of transgenic human ADAR mice at day 7
- Highly specific editing (no bystander edits)

Z allele mRNA editing *in vivo* | AAT protein increase | Wild-type M-AAT functional

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Statistics: One-way ANOVA with correction for multiple comparisons (Dunnett's) was used to test for differences SERPINA1-Z allele editing in treated vs. PBS groups; 10 mg/kg dose administered day 0, 2, 4, sample collected on day 7; NTC: non-targeting control

49

AATD

Achieving therapeutically meaningful increases in circulating human AAT protein

3-fold increase in circulating human AAT as compared to PBS at initial timepoint


Human AAT concentration in serum
Serum AAT (µg/ml)
800
600
400
200
0
3-fold increase at day 7
11µM
****
****
n.s
PBS
UGP2 NTC
SA1-3
SA1-4
Pre-dose
Day 7

AAT serum levels by genotype

PI*MZ	~3 to 5-fold increase
PI*SZ	~2-fold increase
PI*ZZ	~3 – 7 uM

✓ Z allele mRNA editing *in vivo* | ✓ AAT protein increase | Wild-type M-AAT functional

WAVE LIFE SCIENCES

Statistics (ELISA): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in AAT abundance in treated samples compared to PBS Statistics; de Serres et al., J Intern Med. 2014; NTC: non-targeting control

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AATD

ADAR editing restores circulating, functional M-AAT


Wild-type M-AAT detected with ADAR editing
3-fold increase in total AAT
Serum AAT protein (ug/ml)
(Mean, s.e.m)
600
300
0
Human wild-type M-AAT
Pre-dose
Day 7
Pre-dose
Day 7
PBS
SA1-4


Significant increase in neutrophil elastase inhibition with ADAR editing
% Relative Elastase Inhibition
100
80
60
40
20
0
~2.5-fold increase
n.s
***
****
PBS
UGP2 NTC
SA1-3
SA1-4
Pre-dose
Day 7

✓ Z allele mRNA editing *in vivo*
✓ AAT protein increase
✓ Wild-type M-AAT functional

WAVE LIFE SCIENCES

Left: Mass spectrometry and ELISA Right: (Elastase inhibition): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in elastase inhibition activity in serum collected at day 7 vs pre-dose for each treatment group; NTC: non-targeting control

51

AATD

ADAR editing successfully corrects Z allele mRNA *in vivo* to restore functional M-AAT protein

Initial *in vivo* results

- Up to 40% editing of *SERPINA1* Z allele mRNA in liver at initial timepoint, nearing correction to heterozygotes (MZ)
- Initial Z allele mRNA editing resulted in therapeutically meaningful increase in circulating functional wild-type M-AAT protein *in vivo*

Ongoing studies

- Ongoing studies to assess duration of activity, dose response, PK / PD, reduction in Z-AAT protein aggregates, and changes in liver pathology
- Advancing optimized ADAR editing compounds with increased potency in new *in vivo* studies

Additional data on durability and dose response expected in 2H 2021

WAVE™ LIFE SCIENCES

52

Ophthalmology

Ophthalmology

Stereopure oligonucleotides for inherited retinal diseases (IRDs)

Wave ophthalmology opportunity

- Oligonucleotides can be administered by intravitreal (IVT) injection; targeting twice per year dosing
- Stereopure oligonucleotides open novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response


D
C
B
E
A
H
F
G

Intravitreal injection

Successful targeting of *MALAT1* is a surrogate for an ASO mechanism of action

- Widely expressed in many different cell types
- Only expressed in the nucleus

WAVE LIFE SCIENCES

Sources: Daiger S, et al. *Clin Genet*. 2013;84:132-141. Wong CH, et al. *Biostatistics*. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res*. 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med*. 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res*. 2018:66:157-186.; Short, B.G.; *Toxicology Pathology*, Jan 2008.

54

Ophthalmology

Durable Malat1 knockdown through 9 months with PN backbone chemistry modifications

~50% Malat1 knockdown at 36 weeks in the posterior of the eye



% Malat1 expression
250
200
150
100
50
0
p≤0.01
12
20
36
12
20
36
12
20
36
12
20
36
PBS
NTC
PS/PO
PS/PN
Time (weeks)

Compound or PBS (1 x 50 ug IVT) was delivered to C57BL6 mice. Relative percentage of Malat1 RNA in the posterior of the eye (retina, choroid, sclera) to PBS-treated mice is shown at 12, 20 and 36 weeks post-single injection. PBS = phosphate buffered saline; NTC= chemistry matched non-targeting control

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Ophthalmology

Usher Syndrome Type 2A: a progressive vision loss disorder

- Autosomal recessive disease characterized by hearing loss at birth and progressive vision loss beginning in adolescence or adulthood
- Caused by mutations in USH2A gene (72 exons) that disrupt production of usherin protein in retina, leading to degeneration of the photoreceptors
- No approved disease-modifying therapies
- **~5,000 addressable patients in US**


Vitreous
Retina
Photoreceptors
Rod Cell
Cone Cell
Usherin
Normal mRNA
Exon 11
Exon 12
Exon 13
Exon 14
mRNA:
Usher Syndrome Type 2A
2299del G
Stop codon gained
Therapeutic Strategy: Productive Skipping (Exon 13)
In-frame junction
Non-Productive Skipping (Exons 12 and 13)
Stop codon gained from frame shift
Exon 15

Oligonucleotides that promote USH2A exon 13 skipping may restore production of functional usherin protein

WAVE LIFE SCIENCES

Sources: Boughman et al., 1983. *J Chron Dis.* 36:595-603; Seyedahmadi et al., 2004. *Exp Eye Res.* 79:167-173; Liu et al., 2007. *Proc Natl Acad Sci USA* 104:4413-4418.

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Ophthalmology

Potent USH2A exon 13 skipping with stereopure compound in *vitro* and *ex vivo*

Enhanced potency over a stereorandom reference compound (*in vitro*)


Stereopure
Stereorandom reference
EC50: 4.11 μM
EC50: 8.73 μM
2-fold
Percentage skipped transcript (Normalized to SRFS9)
Concentration (μM)
0
20
40
50
60
80
100
0.1
1
10
100

Target engagement in NHP retinas


stereopure
stereorandom
USH2A Exon Skipping(%) (SRFS9 Normalized)
0
25
50
75
100
PBS
NTC
0.3
1
3
10
20 uM


Retina Excision
Retina Sectioning

WAVE LIFE SCIENCES

Oligonucleotides were added to Y79 cells under free-uptake conditions. Exon skipping was evaluated by Taqman assays. USH2A transcripts were normalized to SRSF9. Data are mean±s.d., n=2. Stereorandom: Compound identified in van Diepen et al. 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Stereopure: is a stereopure antisense oligonucleotide. Right: Whole NHP were enucleated (n=4) and compounds (1–20 mM) were added to extracted retinas under free-uptake conditions. Exon skipping was evaluated by Taqman assays on RNA. USH2A transcript levels were normalized to SRSF9. Data presented are mean± s.e.m. stereorandom compound is from van Diepen et al. 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Compound-1 is a stereopure antisense oligonucleotide.

57

Ophthalmology

Stereopure oligonucleotide elicits dose-dependent exon skipping in NHP eye *in vivo*

Dose-dependent and specific exon skipping in NHP eye


Percentage USH2A Skipping (Normalized to SRFS9)
100
75
50
25
0
PBS
NTC 150 µg
Stereopure
75 µg
150 µg

- Oligonucleotide is complementary to NHP *USH2A* exon 12*
- Evaluated 1-week post-single IVT injection
- Dose-dependent activity of **stereopure** oligonucleotides
- Substantial exposure in retina
- Exon-skipping integrity confirmed by RNA-seq at both doses

*NHP exon 12 = human exon 13

Stereopure *USH2A* skipping oligonucleotide, PBS or NTC antisense oligonucleotide was delivered to NHP by single IVT injection. One-week post-injection, retina was isolated and exon skipping was evaluated by Taqman assays. *USH2A* skipped transcript levels were normalized to *SRSF9*. Data are mean± s.e.m. Stereopure is an *USH2A* exon-13 skipping stereopure antisense oligonucleotide. PBS, phosphate buffered saline; NTC, non-targeting control; IVT, intravitreal

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58

Ophthalmology

Allele-selective reduction of SNP-containing allele for adRP associated with Rhodopsin P23H mutation

- **Retinitis pigmentosa (RP)**: group of rare, genetic eye disorders resulting in progressive photoreceptor cell death and gradual functional loss; currently no cure
- ~10% of US autosomal dominant RP cases are caused by the P23H mutation in the rhodopsin gene (RHO)
- Mutant P23H rhodopsin protein is thought to misfold and co-aggregate with wild-type rhodopsin, resulting in a gain-of-function or dominant negative effect in rod photoreceptor cells



Stereorandom
Stereopure
Rho-Wt
RhoP23H
Relative RhoP23H -Luc (vs H2O)
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]
PBS
5 µg
50 µg
Relative RNA expression (Rho/Hprt1)
200
150
100
50
0
150 µg
Relative hRho mRNA vs pig GAPDH
Wt
PBS
Stereopure
Transgenic Animals

WAVE LIFE SCIENCES

Left: Reporter assays on a sequence described in WO2016138353A1. Oligonucleotide and luciferase reporter plasmids (wild-type and mutant RHO) are transfected into Cos7 cells. Cells are harvested after 48 hrs, and relative luminescence is measured. Right: Single IVT injection (1 mL) in mouse Rho P23H mouse model or (150 mL) in human P23H pig model. Eyes collected 1-week post injection for mouse or 2-weeks post injection for pig; RNA isolated; Rho, Hprt1, and Gapdh levels determined by qPCR.

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Upcoming milestones

Clinical data to unlock the potential of PN chemistry across different modalities and tissues GalNAc-conjugated subcutaneous Liver Systemic delivery Muscle IT delivery CNS C9orf72 Exon 53 SERPINA1 SNP3 Advanced to clinic ALSFTD HD CNS collaboration programs DMD Other exons AATD New editing targets Silencing Splicing RNA editing Adaptive clinical trials generating data Preclinical in vivo data Pipeline Modality Delivery / Tissue Target PN chemistry

WVE-004: Dose first patient in FOCUS-C9 trial for patients with ALS/FTD in 2021 Continuous flow of data to enable program decisions through 2022 WVE-003: Dose first patient in SELECT-HD trial for patients with HD in 2021 WVE-N531: Clinical trial recruitment ongoing Dose first patient in clinical trial for patients with DMD in 2021 Clinical data through 2022 to provide insights into the clinical effects of PN chemistry and enable decision making expected Rapid path to clinical proof of concept Novel ADAR editing capability advancing Share data on durability and dose response from AATD program in 2H 2021 Present additional in vivo ADAR editing data at scientific congress in 2021 AATD: Alpha-1 antitrypsin deficiency 2021 2022 2021

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827